NATIONWIDE(R) MUTUAL FUNDS

- NorthPointe Small Cap Value Fund

July 26, 2000

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

         TABLE OF CONTENTS

FUND SUMMARY.................................................................. 2
Objective and Principal Strategies...........................................  2
Principal Risks..............................................................  2
Performance..................................................................  3
Fees and Expenses............................................................  3

MORE ABOUT THE FUND..........................................................  4
Principal Techniques and Investments.........................................  4
Principal Risks..............................................................  5

MANAGEMENT...................................................................  7
Investment Adviser...........................................................  7
Subadviser...................................................................  7
Historical Performance of the Portfolio Managers.............................  7

BUYING, SELLING AND EXCHANGING FUND SHARES...................................  8
Buying Shares................................................................  8
Selling Shares...............................................................  9
Exchanging Shares............................................................  9

DISTRIBUTIONS AND TAXES...................................................... 10
Distributions of Income Dividends............................................ 10
Distributions of Capital Gains............................................... 10
Reinvesting Distributions.................................................... 10
State and Local Taxes........................................................ 10
Selling Fund Shares.......................................................... 10
Exchanging Fund Shares....................................................... 10

ADDITIONAL INFORMATION................................................BACK COVER

         FUND SUMMARY
This prospectus provides information about the NorthPointe Small Cap Value Fund (the Fund), a series of the Nationwide(R) Mutual Funds. "You" and "your" refers to potential investors and current shareholders of the Fund.

This section summarizes key information about the Fund. Use the summary to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in "More About the Fund" beginning on page four.

 Market capitalization is a common
 way to measure the size of a
 company based on the price of its
 common stock; it's simply the
 number of outstanding shares of
 the company multiplied by the
 current share price.
 The Fund invests primarily in
 stocks of U.S. and foreign
 companies, which it considers to
 be "value" companies. These
 companies have good earnings
 growth potential and the Fund's
 subadviser believes that the
 market has undervalued them. The
 Fund will also invest in
 unrecognized stocks and stocks of
 special situation companies and
 turnarounds (companies that have
 experienced significant business
 problems but which the subadviser
 believes have favorable prospects
 for recovery).

OBJECTIVE AND PRINCIPAL STRATEGIES
The Fund seeks long-term capital appreciation through investment in common stocks or their equivalents. The
                                       Fund's investment objective can be
                                       changed without shareholder approval.
[insert box]

                                       The Fund intends to pursue its investment objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000 Index,
                                       known as small cap companies. The Russell
                                       2000, published by the Frank Russell
                                       Company, is an index consisting of
                                       approximately 2,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies. As of December 31, 1999, the market capitalizations of companies in the Russell 2000 ranged from $100 million to $13 billion. The market capitalization range for companies in the Russell 2,000 is updated annually. [insert box]

Smaller capitalization companies are often undervalued for one of the following reasons: (1) institutional investors, which currently represent a majority of the trading volume in the shares of publicly traded companies, are often less interested in smaller capitalization companies because of the difficulty of acquiring a meaningful position without purchasing a large percentage of the company's outstanding equity securities; and (2) such companies may not be regularly researched by securities analysts, which could result in greater discrepancies in valuation.

In addition to investing in small cap companies, the Fund may also invest in larger capitalization companies and in real estate investment trusts.

PRINCIPAL RISKS

Because the value of your investment will fluctuate, there is the risk that you will lose money.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock market goes down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. The stock market is affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

SMALL CAP RISK. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of small capitalization companies are usually less stable in price and less liquid than the stocks of larger companies.

RISKS RELATED TO INVESTING FOR VALUE. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Fund generally focuses on value-style stocks, the Fund's performance at times may be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement.

For more detailed information about the Fund's investments and risks, see "More About the Fund" beginning on page four.

PERFORMANCE

No performance information is provided because the Fund did not begin operations until July 26, 2000. For the performance of a comparable mutual fund for which the Fund's portfolio managers provided investment advice, please refer to "Management" on page seven.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                 Institutional
                                                     Class
                                                    shares
--------------------------------------------------------------
Shareholder Fees                                 None
(paid directly from your investment)
Annual Fund Operating Expenses
(deducted from Fund assets)
-----------------------------------------------------------------
Management Fees(1)                                  0.85%
 .................................................................
Distribution and/or Service                         None
(12b-1) Fees
 .................................................................
Other Expenses(2)                                   0.55%
-----------------------------------------------------------------
TOTAL ANNUAL FUND                                   1.40%
OPERATING EXPENSES(3)

---------------

(1) The Fund commenced operations on July 26, 2000. As a result, the management fee represents the fee which is payable to the adviser under its contract with the Fund.

(2) As a new fund these are estimates for the current fiscal year ending in October 31, 2000. These estimates do not take into account the expense limitation agreement between the Fund and the adviser.

(3) For the fiscal year ending October 31, 2000, the adviser has agreed to waive management fees and, if necessary, to reimburse the Fund for the cost of "Other Expenses" so that Total Annual Fund Operating Expenses will not exceed 1.00% for Institutional Class shares. The Fund is authorized to reimburse the adviser for management fees previously waived and/or for the cost of Other Expenses paid by the adviser provided that any such reimbursement will not cause the Fund to exceed the expense limitation noted above (1.00%). The Fund's ability to reimburse the adviser in this manner only applies to fees paid or reimbursements made by the adviser at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses and does not take into account the fee waiver/expense reimbursement provisions currently in place for the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 year   3 years
----------------------------------------------------------
Institutional Class shares                 $143     $ 443

         MORE ABOUT THE FUND

PRINCIPAL RISKS AND TECHNIQUES

The Fund may use the principal investment techniques to increase returns, protect assets or diversify investments. These techniques are subject to certain risks. For additional information about the Fund's investment strategies and techniques, see the Statement of Additional Information (SAI).

PRINCIPAL TECHNIQUES AND INVESTMENTS

VALUE STOCKS. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks and their price may be less directly linked to market developments than a growth stock's. Accordingly, they might not participate in upward market movements, but may be less adversely affected in a down market compared to lower yielding stocks.

CONVERTIBLE SECURITIES. Convertible securities -- also known as convertibles
-- include bonds, debentures, notes, preferred stocks, and other securities. Convertibles are hybrid securities that have characteristics of both bonds and stocks. Like bonds, they pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stocks.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a good source of dependable income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non-convertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

PREFERRED STOCK. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible securities may be subordinated to other preferred stock of the same issuer.

WARRANTS. A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

REITS. The Fund may invest in real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs.

REITs involve certain risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible declines in the value of real estate, possible lack of availability of mortgage funds, and extended vacancies of properties.

PRINCIPAL RISKS

SMALL CAP RISK. Historically, the securities of small companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. In addition, small cap companies may:

  - lack depth of management
  - lack a proven track record
  - be unable to generate funds necessary for growth or development
  - be developing or marketing new products or services for which markets are not yet established and may never become established
  - market products or services which may become quickly obsolete.

Certain Small Cap industries which the Fund invests in may be in the technology and biotechnology industries. Small cap companies in these industries may be subject to more abrupt or erratic price movements than small cap stocks in other industries. Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

FOREIGN RISK. Foreign security investment involves special risks not present in U.S. investments that can increase the chances that the Fund will lose money.

  - COUNTRY. General securities market movements in any country in which the Fund has investments, are likely to affect the value of the Fund's securities that trade in that country. These movements will affect the Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

  - FOREIGN MARKETS. The Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for the Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

  - GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Fund's portfolio manager to completely and accurately determine a company's financial condition.

  - CURRENCY. Some of the Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns as well as a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

         More About the Fund

  - EUROPEAN ECONOMIC AND MONETARY UNION (EMU). A number of European countries have entered into EMU in an effort to reduce trade barriers between themselves and eliminate fluctuations in their currencies. EMU has established a single European currency (the euro), which was introduced in January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) were redenominated in the euro. These securities trade and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which the Fund invests, the Fund could be adversely affected:

   - If the transition to euro, or EMU as a whole, does not proceed as planned.

   - If a participating country withdraws from EMU.

   - If the computing, accounting and trading systems used by the Fund's service providers, or by other entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency.

TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, the Fund may invest up to 100% of its assets in cash or money market obligations. Should this occur, the Fund will not meet its investment objectives, and may miss potential market upswings.

         MANAGEMENT

INVESTMENT ADVISER

Villanova Mutual Fund Capital Trust (VMF), Three Nationwide Plaza, Columbus, Ohio 43215, manages the investment of the assets and supervises the daily business affairs of the Fund. Subject to the supervision and direction of the Trustees, VMF also monitors the performance of the subadviser. VMF is authorized to select and place portfolio investments on behalf of the Fund; however, VMF does not intend to do so at this time. VMF was organized in 1999 and manages mutual fund assets. As of December 31, 1999, VMF and its affiliates had approximately $22.5 billion in assets under management.

The Fund pays VMF a management fee of 0.85% of the Fund's average daily net assets.

SUBADVISER

NorthPointe Capital, LLC (NorthPointe), Columbia Center One, 201 West Beaver Road, Troy, Michigan 48084 is the Fund's subadviser. Subject to the supervision of VMF and the Trustees, NorthPointe will manage the Fund's assets in accordance with the Fund's investment objective and strategies. NorthPointe will make investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NorthPointe was organized in 1999 and manages the Fund, as well as institutional accounts.

Jeffrey C. Petherick and Mary C. Champagne are co-portfolio managers of the Fund. Mr. Petherick and Ms. Champagne joined NorthPointe in January 2000, and since June 1995, have co-managed institutional and retail small cap value equity investments at Loomis, Sayles & Company, L.P., including the Loomis Sayles Small Cap Value Fund. Mr. Petherick joined Loomis, Sayles in 1990. Ms. Champagne joined Loomis, Sayles in 1993.

HISTORICAL PERFORMANCE OF THE PORTFOLIO MANAGERS

As described above, Mr. Petherick and Ms. Champagne were primarily responsible for managing another mutual fund with investment objectives and strategies that are substantially similar, but not necessarily identical, to the Fund. That Fund was the Loomis Sayles Small Cap Value Fund (the "Prior Fund"). They managed the Prior Fund together beginning in June 1995 through December 1999. Performance for the Prior Fund follows. This performance for the Prior Fund reflects changes in the share prices and reinvestment of dividends and distributions, and is net of all fees and expenses. The Prior Fund's performance is shown for the Institutional Shares which have been in existence for the longest period of time; the expenses of the Institutional Shares are lower than the expenses for Institutional Class Shares of the Fund.

LOOMIS SAYLES SMALL CAP VALUE FUND -- INSTITUTIONAL SHARES

                                  ANNUALIZED
                                    TOTAL        RUSSELL 2000
                                   RETURN*          INDEX
1 year ending December 31, 1999      0.37%          21.26%
Period from July 1, 1995 until
  December 31, 1999**               15.61%          15.21%

 * Total returns would have been lower had the adviser not reduced its advisory fee and/or borne other operating expenses. Likewise, total returns for the Prior Fund would have been lower if the expenses associated with the NorthPointe Small Cap Value Fund were applied to the Prior Fund.

** Mr. Petherick and Ms. Champagne began co-managing the Institutional Class shares of the Loomis Sayles Small Cap Value Fund in June of 1995.

Included for comparison are performance figures of the Russell 2000 Index, an unmanaged index that measures the performance of equity securities. The securities found in the Russell 2000 Index are similar, but not identical, to those in the Fund's portfolio as well as those securities which were found in the portfolio of the prior fund that was managed by Mr. Petherick and Ms. Champagne.

We have included performance information about the Prior Fund for comparison purposes, BUT THIS MUTUAL FUND IS SEPARATE AND DISTINCT FROM THE FUND. ITS PERFORMANCE DOES NOT GUARANTEE SIMILAR RESULTS FOR THE FUND AND SHOULD NOT BE VIEWED AS A SUBSTITUTE FOR THE FUND'S OWN PERFORMANCE.

The performance of the Prior Fund when managed by Mr. Petherick and Ms. Champagne may not be comparable to the performance of the Fund because of the following differences:

  - brokerage commissions and dealer spreads
  - expenses (including management fees)
  - the size of the investment in a particular security in relation to the portfolio size
  - the timing of purchases and sales (including the affect of market conditions at that time)
  - the timing of cash flows into the portfolio
  - the availability of cash flows into the portfolio

Average annual total return represents the average change over a specified period of time in the value of an investment after reinvesting all income and capital gains distributions. The historical performance information is based on information found in Factset. The Fund believes that it is reliable, but the Fund has not independently verified it.

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         BUYING, SELLING AND EXCHANGING FUND SHARES

BUYING SHARES

The Institutional Class shares are available for purchase only by the following:

  - funds of funds offered by NAS or other affiliates of the Trust

  - tax-exempt employee benefit plans if no third party administrator for the plan receives compensation from the Fund

  - Institutional advisory accounts of VMF or its affiliates and those having client relationships with an affiliate of VMF, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts

  - a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee

  - registered investment advisers investing on behalf of institutions and high net-worth individuals whose money is entrusted to the adviser for investment purposes, if the adviser is affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services

  - high net worth individuals desiring to purchase shares of the Fund directly through Nationwide Advisory Services, Inc., provided they are able to satisfy the minimum investment requirements described below.

PURCHASE PRICE. The purchase or "offering" price of each share of the Fund is its "net asset value" (NAV) next determined after the order is received.
                                       Generally, the NAV is based on the market value of the securities owned by the Fund less its liabilities. NAV is determined at the close of regular trading on the New York Stock Exchange
(usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

[insert box]

 MINIMUM INVESTMENTS

 To open an account                          $3,000,000
 ......................................................
 Additional investments                         $50,000

 These minimum investment amounts may be waived under certain circumstances.

The Fund does not calculate NAV on the following days:
  - Christmas Day
  - New Year's Day
  - Martin Luther King, Jr. Day
  - Presidents' Day
  - Good Friday
  - Memorial Day
  - Independence Day
  - Labor Day
  - Thanksgiving Day
  - Other days when the New York Stock Exchange is not open.

The Fund reserves the right not to determine an NAV for the Fund when:

  - It has not received any orders to purchase, sell or exchange shares;

  - There are no changes in the value of the Fund's portfolio which would affect the NAV.

If current prices are not available, or if Villanova SA Capital Trust (VSA), as the Fund's administrator or its agent, determines a price does not represent fair value, the Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees of the Trust. To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES.   The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.

HOW TO PLACE YOUR PURCHASE ORDER

Eligible entities wishing to purchase Institutional Class shares of the Fund should contact Nationwide Advisory Services, Inc. (NAS), the Fund's underwriter, at 1-800-848-0920.

Shareholders are entitled to a wide variety of services by contacting:

NAS NOW                                                           1-800-637-0012

Our customized voice-response system, available 24 hours a day, seven days a week

CUSTOMER SERVICE                                                  1-800-848-0920

Representatives are available to answer questions between 8 a.m. and 5 p.m. Eastern Time. (Monday through Friday, except Thursday, in which case representatives are available between 9:30 a.m. and 5 p.m. Eastern Time.)

SELLING SHARES

You can sell -- also known as redeeming -- your shares of the Fund at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV next determined after NAS receives your properly completed order to sell in its offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of the Fund's investments at the time of sale.
[insert box]

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. NAS may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

RESTRICTIONS ON SALES

You may not be able to sell your shares of the Fund or the Fund may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

HOW TO PLACE YOUR SALE ORDER

If you wish to sell your shares you should contact NAS at 1-800-848-0920 for information regarding such sales.

EXCHANGING SHARES

You can exchange the shares you own for shares of another
                                       fund within Nationwide Mutual Funds
                                       (except the Morley Capital Accumulation
                                       Fund) as long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment require ment.
[insert box]

 CAPITAL GAINS TAXES
 Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes.
 Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see
 "Distributions and Taxes -- Exchanging Fund Shares" on page 10.

HOW TO PLACE YOUR EXCHANGE ORDER

You should contact NAS at 1-800-848-0920 to get information on how to request an exchange of shares. Your exchange will be processed on the date NAS receives your request. If your request is received after 4 p.m. Eastern Time, it will be processed the next business day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling NAS NOW, our automated voice-response system or by logging on to our website. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE TRADING

The Fund reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Specifically, exchange activity may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

         DISTRIBUTIONS AND TAXES
The following information is provided to help you understand the income and capital gains you can earn from owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

Every quarter, the Fund distributes any available income dividends to shareholders. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported in a Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

If the Fund has net realized capital gains at the end of the calendar year (meaning the gains from sales of securities exceed any losses from sales), it will distribute this capital gain to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. On Form 1099, we will report the amount of net short-term capital gains and net long-term capital gains distributed to you during the year. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%; short-term capital gains are taxed as ordinary income, such as interest or dividends. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the Fund. You may request a payment in cash in writing. You may be subject to tax on
                                       reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that that remain uncashed for six months will be canceled and the all future distributions are reinvested in your account. Checks

 CHANGING YOUR DISTRIBUTION OPTION
 If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.
money reinvested in the Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

You may be subject to federal backup withholding at a rate of 31% of each distribution unless you certify that the taxpayer identification number you gave us is correct, and that you are not subject to withholding. (We will, however, withhold taxes if the Internal Revenue Service notifies us that such certifications are not accurate, or as may otherwise be required under the Internal Revenue Code.)

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES

Selling Fund shares for more than you paid for them gives you a capital gain, which is subject to federal income tax. The amount of the tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income, such as interest or dividends. Capital gains from your sale of Fund shares are not reported on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you have.

EXCHANGING FUND SHARES

Exchanging your shares of the Fund is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you have.

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INFORMATION FROM NATIONWIDE

Please read this Prospectus before you invest, and keep it with your records. The following documents contain additional information about the Fund. To obtain a document free of charge, contact us at the address or number listed below.

- SAI (incorporated by reference in this Prospectus)

- Annual Report (as available)

- Semi-Annual Report (as available)

FOR ADDITIONAL INFORMATION CONTACT:

Nationwide Advisory Services, Inc.
P.O. Box 1492
Columbus, Ohio 43216-1492
(614) 249-8705 (fax)

FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:

1-800-848-0920 (toll free, 8 a.m. - 5 p.m. Eastern Time (Monday through Friday, except Thursday, in which case representatives are available between 9:30 a.m. and 5 p.m. Eastern Time)).

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION

You can obtain copies of the Fund's documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (for their hours of operation, call 1-202-942-8090)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

INVESTMENT COMPANY ACT FILE NO. 811-08495

HS-1224